Exhibit 99.1

	Twelve Months Ended	Three Months Ended
	December 31, 2004	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Americas
Revenue	$1,660,307	$541,089	$416,149	$384,468	$318,601
Costs and expenses:
Cost of services	924,856	310,602	232,746	207,612	173,896
Operating, administrative and other	569,195	160,907	135,456	146,823	126,009
Depreciation and amortization	37,514	11,525	8,706	7,310	9,973
Merger-related charges	22,038	—	4,040	10,381	7,617
Operating income	$106,704	$58,055	$35,201	$12,342	$1,106
EBITDA	$154,506	$73,554	$46,857	$21,290	$12,805

EMEA
Revenue	$459,741	$166,844	$104,762	$108,309	$79,826
Costs and expenses:
Cost of services	206,258	73,257	49,413	47,363	36,225
Operating, administrative and other	207,326	59,477	49,464	52,364	46,021
Depreciation and amortization	12,050	2,170	1,908	2,325	5,647
Merger-related charges	3,205	—	—	1,163	2,042
Operating income (loss)	$30,902	$31,940	$3,977	$5,094	$(10,109)
EBITDA	$42,433	$34,129	$5,836	$7,179	$(4,711)

Asia Pacific
Revenue	$151,034	$50,422	$37,342	$37,710	$25,560
Costs and expenses:
Cost of services	72,651	22,362	18,552	17,636	14,101
Operating, administrative and other	57,354	18,208	13,659	14,303	11,184
Depreciation and amortization	2,476	621	605	616	634
Operating income (loss)	$18,553	$9,231	$4,526	$5,155	$(359)
EBITDA	$21,584	$9,995	$5,354	$5,665	$570

Global Investment Management
Revenue	$94,014	$39,834	$16,746	$20,429	$17,005
Costs and expenses:
Operating, administrative and other	76,017	28,284	14,647	17,049	16,037
Depreciation and amortization	2,817	540	1,121	579	577
Merger-related charges	331	—	—	30	301
Operating income	$14,849	$11,010	$978	$2,771	$90
EBITDA	$26,817	$16,769	$3,801	$4,826	$1,421

Consolidated
Revenue	$2,365,096	$798,189	$574,999	$550,916	$440,992
Costs and expenses:
Cost of services	1,203,765	406,221	300,711	272,611	224,222
Operating, administrative and other	909,892	266,876	213,226	230,539	199,251
Depreciation and amortization	54,857	14,856	12,340	10,830	16,831
Merger-related charges	25,574	—	4,040	11,574	9,960
Operating income (loss)	$171,008	$110,236	$44,682	$25,362	$(9,272)
EBITDA	$245,340	$134,447	$61,848	$38,960	$10,085

	Twelve Months Ended	Three Months Ended
	December 31, 2004	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Americas
Operating income	$106,704	$58,055	$35,201	$12,342	$1,106
Add:
Depreciation and amortization	37,514	11,525	8,706	7,310	9,973
Equity income from unconsolidated subsidiaries	10,288	3,974	2,950	1,638	1,726
EBITDA	$154,506	$73,554	$46,857	$21,290	$12,805

EMEA
Operating income (loss)	$30,902	$31,940	$3,977	$5,094	$(10,109)
Add:
Depreciation and amortization	12,050	2,170	1,908	2,325	5,647
Equity (loss) income from unconsolidated subsidiaries	(519)	19	(49)	(240)	(249)
EBITDA	$42,433	$34,129	$5,836	$7,179	$(4,711)

Asia Pacific
Operating income (loss)	$18,553	$9,231	$4,526	$5,155	$(359)
Add:
Depreciation and amortization	2,476	621	605	616	634
Equity income (loss) from unconsolidated subsidiaries	555	143	223	(106)	295
EBITDA	$21,584	$9,995	$5,354	$5,665	$570

Global Investment Management
Operating income	$14,849	$11,010	$978	$2,771	$90
Add:
Depreciation and amortization	2,817	540	1,121	579	577
Equity income from unconsolidated subsidiaries	9,151	5,219	1,702	1,476	754
EBITDA	$26,817	$16,769	$3,801	$4,826	$1,421

Consolidated
Operating income (loss)	$171,008	$110,236	$44,682	$25,362	$(9,272)
Add:
Depreciation and amortization	54,857	14,856	12,340	10,830	16,831
Equity income from unconsolidated subsidiaries	19,475	9,355	4,826	2,768	2,526
EBITDA	$245,340	$134,447	$61,848	$38,960	$10,085

	Twelve Months Ended	Three Months Ended
	December 31, 2004	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Americas
Operating income	$106,704	$58,055	$35,201	$12,342	$1,106
Amortization expense relating to net revenue backlog acquired in the Insignia acquisition	9,717	2,794	2,530	901	3,492
Merger-related charges related to the Insignia acquisition	22,038	—	4,040	10,381	7,617
Integration costs related to the Insignia acquisition	11,638	2,063	2,073	2,779	4,723
One-time compensation expense related to the initial public offering	15,000	—	—	15,000	—
Operating income, as adjusted	$165,097	$62,912	$43,844	$41,403	$16,938

EMEA
Operating income (loss)	$30,902	$31,940	$3,977	$5,094	$(10,109)
Amortization expense relating to net revenue backlog acquired in the Insignia acquisition	3,324	—	—	—	3,324
Merger-related charges related to the Insignia acquisition	3,205	—	—	1,163	2,042
Integration costs related to the Insignia acquisition	2,701	518	890	665	628
Operating income, as adjusted	$40,132	$32,458	$4,867	$6,922	$(4,115)

Asia Pacific
Operating income (loss)	$18,553	$9,231	$4,526	$5,155	$(359)

Global Investment Management
Operating income	$14,849	$11,010	$978	$2,771	$90
Merger-related charges related to the Insignia acquisition	331	—	—	30	301
Operating income, as adjusted	$15,180	$11,010	$978	$2,801	$391

Consolidated
Operating income (loss)	$171,008	$110,236	$44,682	$25,362	$(9,272)
Amortization expense relating to net revenue backlog acquired in the Insignia acquisition	13,041	2,794	2,530	901	6,816
Merger-related charges related to the Insignia acquisition	25,574	—	4,040	11,574	9,960
Integration costs related to the Insignia acquisition	14,339	2,581	2,963	3,444	5,351
One-time compensation expense related to the initial public offering	15,000	—	—	15,000	—
Operating income, as adjusted	$238,962	$115,611	$54,215	$56,281	$12,855

	Twelve Months Ended	Three Months Ended
	December 31, 2003	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Americas
Revenue	$1,155,461	$417,676	$312,207	$233,920	$191,658
Costs and expenses:
Cost of services	609,629	228,677	165,020	120,936	94,996
Operating, administrative and other	438,425	146,881	119,848	89,792	81,904
Depreciation and amortization	56,865	20,595	27,740	4,328	4,202
Merger-related charges	20,367	4,475	14,154	1,738	—
Operating income (loss)	$30,175	$17,048	$(14,555)	$17,126	$10,556
EBITDA	$95,113	$41,010	$15,161	$22,645	$16,297

EMEA
Revenue	$298,725	$140,812	$65,315	$49,275	$43,323
Costs and expenses:
Cost of services	135,864	65,091	30,395	20,818	19,560
Operating, administrative and other	136,644	54,071	34,427	24,677	23,469
Depreciation and amortization	31,110	17,362	11,996	873	879
Merger-related charges	15,958	12,055	2,331	1,572	—
Operating (loss) income	$(20,851)	$(7,767)	$(13,834)	$1,335	$(585)
EBITDA	$10,053	$9,726	$(2,067)	$2,226	$168

Asia Pacific
Revenue	$107,501	$38,266	$27,023	$25,352	$16,860
Costs and expenses:
Cost of services	50,935	18,174	12,406	11,312	9,043
Operating, administrative and other	46,802	14,424	11,762	11,561	9,055
Depreciation and amortization	2,226	486	554	601	585
Merger-related charges	492	492	—	—	—
Operating income (loss)	$7,046	$4,690	$2,301	$1,878	$(1,823)
EBITDA	$9,633	$5,422	$2,897	$2,529	$(1,215)

Global Investment Management
Revenue	$68,387	$24,503	$18,831	$13,170	$11,883
Costs and expenses:
Operating, administrative and other	56,506	18,730	14,638	11,391	11,747
Depreciation and amortization	2,421	608	781	527	505
Operating income (loss)	$9,460	$5,165	$3,412	$1,252	$(369)
EBITDA	$18,018	$7,212	$4,722	$4,321	$1,763

Consolidated
Revenue	$1,630,074	$621,257	$423,376	$321,717	$263,724
Costs and expenses:
Cost of services	796,428	311,942	207,821	153,066	123,599
Operating, administrative and other	678,377	234,106	180,675	137,421	126,175
Depreciation and amortization	92,622	39,051	41,071	6,329	6,171
Merger-related charges	36,817	17,022	16,485	3,310	—
Operating income (loss)	$25,830	$19,136	$(22,676)	$21,591	$7,779
EBITDA	$132,817	$63,370	$20,713	$31,721	$17,013

	Twelve Months Ended	Three Months Ended
	December 31, 2003	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Americas
Operating income (loss)	$30,175	$17,048	$(14,555)	$17,126	$10,556
Add:
Depreciation and amortization	56,865	20,595	27,740	4,328	4,202
Equity income from unconsolidated subsidiaries	8,073	3,367	1,976	1,191	1,539
EBITDA	$95,113	$41,010	$15,161	$22,645	$16,297

EMEA
Operating (loss) income	$(20,851)	$(7,767)	$(13,834)	$1,335	$(585)
Add:
Depreciation and amortization	31,110	17,362	11,996	873	879
Equity (loss) income from unconsolidated subsidiaries	(206)	131	(229)	18	(126)
EBITDA	$10,053	$9,726	$(2,067)	$2,226	$168

Asia Pacific
Operating income (loss)	$7,046	$4,690	$2,301	$1,878	$(1,823)
Add:
Depreciation and amortization	2,226	486	554	601	585
Equity income from unconsolidated subsidiaries	361	246	42	50	23
EBITDA	$9,633	$5,422	$2,897	$2,529	$(1,215)

Global Investment Management
Operating income (loss)	$9,460	$5,165	$3,412	$1,252	$(369)
Add:
Depreciation and amortization	2,421	608	781	527	505
Equity income from unconsolidated subsidiaries	6,137	1,439	529	2,542	1,627
EBITDA	$18,018	$7,212	$4,722	$4,321	$1,763

Consolidated
Operating income (loss)	$25,830	$19,136	$(22,676)	$21,591	$7,779
Add:
Depreciation and amortization	92,622	39,051	41,071	6,329	6,171
Equity income from unconsolidated subsidiaries	14,365	5,183	2,318	3,801	3,063
EBITDA	$132,817	$63,370	$20,713	$31,721	$17,013

	Twelve Months Ended	Three Months Ended
	December 31, 2003	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Americas
Operating income (loss)	$30,175	$17,048	$(14,555)	$17,126	$10,556
Amortization expense relating to net revenue backlog acquired in the Insignia acquisition	34,491	13,932	20,559
Merger-related charges related to the Insignia acquisition	20,367	4,475	14,154	1,738	—
Integration costs related to the Insignia acquisition	10,667	7,758	2,909	—	—
Operating income, as adjusted	$95,700	$43,213	$23,067	$18,864	$10,556

EMEA
Operating (loss) income	$(20,851)	$(7,767)	$(13,834)	$1,335	$(585)
Amortization expense relating to net revenue backlog acquired in the Insignia acquisition	24,617	14,191	10,426
Merger-related charges related to the Insignia acquisition	15,958	12,055	2,331	1,572	—
Integration costs related to the Insignia acquisition	2,973	2,459	514	—	—
Operating income, as adjusted	$22,697	$20,938	$(563)	$2,907	$(585)

Asia Pacific
Operating income (loss)	$7,046	$4,690	$2,301	$1,878	$(1,823)
Merger-related charges related to the Insignia acquisition	492	492	—	—	—
Operating income, as adjusted	$7,538	$5,182	$2,301	$1,878	$(1,823)

Global Investment Management
Operating income (loss)	$9,460	$5,165	$3,412	$1,252	$(369)

Consolidated
Operating income (loss)	$25,830	$19,136	$(22,676)	$21,591	$7,779
Amortization expense relating to net revenue backlog acquired in the Insignia acquisition	59,108	28,123	30,985	—	—
Merger-related charges related to the Insignia acquisition	36,817	17,022	16,485	3,310	—
Integration costs related to the Insignia acquisition	13,640	10,217	3,423	—	—
Operating income, as adjusted	$135,395	$74,498	$28,217	$24,901	$7,779